UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 18, 2008

Avery Dennison Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-7685	95-1492269
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

150 North Orange Grove Boulevard, Pasadena, California		91103
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-304-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Effective as of December 18, 2008, the Board of Directors ("Board") of the Company ratified the actions of the Compensation and Executive Personnel Committee ("Committee") of the Board taken at a meeting of the Committee on that day. In response to, and in order to comply with, Section 409A of the Internal Revenue Code, the Committee approved the amended and restated Supplemental Executive Retirement Plan ("SERP") and the amended and restated Letters of Grant to Messrs. Dean A. Scarborough, President and Chief Executive Officer, Robert G. van Schoonenberg, Executive Vice President and Chief Legal Officer, and Daniel R. O'Bryant, Executive Vice President, Finance and Chief Financial Officer. These individuals are the only current employees who are participants in the SERP.

The terms and conditions of the SERP and Letters of Grant have been amended to comply with Section 409A, which governs "nonqualified deferred compensation" arrangements and imposes new requirements with respect to, among other things, deferral elections and the time and form of payments under plans such as the SERP. The foregoing description of the amendments to the SERP and Letters of Grant is not a complete description of the changes made to these arrangements and is qualified by reference to Exhibits 10.11.1 through 10.11.4.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.11.1 Supplemental Executive Retirement Plan,amended and restated("SERP")
10.11.2.1 Letter of Grant to D.A. Scarborough,amended and restated,under the SERP
10.11.3.1 Letter of Grant to R.G. van Schoonenberg, amended and restated,under the SERP
10.11.4.1 Letter of Grant to D.R. O'Bryant,amended and restated,under the SERP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avery Dennison Corporation

December 23, 2008	By:	/s/ D.R. O'Bryant

Name: D.R. O'Bryant
Title: Executive Vice President, Finance and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.11.1	Supplemental Executive Retirement Plan, amended and restated ("SERP")
10.11.2.1	Letter of Grant to D.A. Scarborough, amended and restated, under the SERP
10.11.3.1	Letter of Grant to R.G. van Schoonenberg, amended and restated, under the SERP
10.11.4.1	Letter of Grant to D.R. O'Bryant, amended and restated, under the SERP